Exhibit No. 99.1   Master Lease Agreement between RBS Lombard Inc. and
                   The Pep Boys - Manny, Moe & Jack dated October 18, 2004.


THIS MASTER LEASE AGREEMENT is dated as of October 18, 2004 (this "Master Lease") among THE PEP BOYS - MANNY, MOE & JACK, a Pennsylvania corporation (together with its successors and assigns, "Pep Boys"), THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA, a California corporation (together with its successors and assigns, "Pep Boys of California"), PEP BOYS - MANNY, MOE & JACK OF PUERTO RICO, INC., a Delaware corporation (together with its successors and assigns, "Pep Boys of Puerto Rico"), and PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC., a Delaware corporation (together with its successors and assigns, "Pep Boys of Delaware"; Pep Boys, Pep Boys of California, Pep Boys of Puerto Rico and Pep Boys of Delaware are referred to herein jointly and severally as "Lessee"), and RBS LOMBARD, INC. , a New York corporation (together with its successors and assigns, "Lessor").

1. Lease of Equipment. Subject to the terms of each related Schedule executed by the parties hereto and incorporating the terms of this Master Lease by reference therein (each, a "Schedule"), together with all exhibits, Riders (as defined below), supplements and attachments thereto (collectively, a "Lease"), Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the property described in each Schedule (together with all accessories, attachments, parts, repairs, additions, upgrades and accessions thereto and all replacements and substitutions therefor, the "Equipment"). Unless Lessor and Lessee expressly agree otherwise in writing, all Schedules held by Lessor at the time of determination, with the terms of this Master Lease incorporated by reference therein, and together with all exhibits, Riders, supplements and attachments thereto, shall collectively constitute a separate lease with respect to the Equipment covered thereby, and all Schedules held by each successor and assign of Lessor at the time of determination, with the terms of this Master Lease incorporated by reference therein, and together with all exhibits, Riders, supplements and attachments thereto, shall collectively constitute a separate, but different, lease with respect to the Equipment covered thereby. As used herein, the term "Lease" shall mean the terms and conditions applying to the lease of the subject Equipment. Lessee acknowledges and agrees that, unless a Schedule expressly provides to the contrary, each Lease is a "Finance Lease" as defined by Section 2A-103(1)(g) of the Uniform Commercial Code (the "UCC") and Lessee has reviewed and approved any written Supply Contract (as defined by UCC Section 2A-103(1)(y)) covering the Equipment purchased from any Supplier (as defined by UCC Section 2A-103(1)(x), a "Supplier").

2. Term and Rent. Equipment described in a Schedule shall be leased for a term (the "Term") that shall commence on the date stated in such Schedule and continue for the period stated therein, including any extension or renewal periods as provided in any written rider thereto executed by Lessee and Lessor (each rider to a Schedule hereinafter, a "Rider"). Lessee shall pay Lessor the rental payments in the aggregate amounts specified in the Schedule, without notice or prior demand, and all other amounts payable pursuant to the related Lease (collectively, "Rent"). If any Rent shall be unpaid after the due date thereof, Lessee shall pay on demand a late charge equal to 3% of any such unpaid Rent but in no event to exceed the maximum lawful charges. EACH LEASE IS NONCANCELABLE BY LESSEE FOR ITS ENTIRE TERM, and Lessee has no right of termination or purchase of any Equipment except as specifically granted to Lessee in a Schedule or a Rider. Upon the expiration of the Term respecting Equipment, and until the return to Lessor of all such Equipment in accordance with the terms of the Lease applicable thereto, or until any purchase option with respect thereto is exercised in accordance with the terms of the Lease applicable thereto, at the option of Lessor, in its sole discretion, such Lease shall remain effective and shall become a month-to-month lease between the parties with respect to such Equipment on the same terms and conditions of such Lease and the monthly Rent in effect immediately prior to such expiration shall be the monthly Rent payable during such month-to-month term under the applicable Schedule.

3. Representations, Warranties and Covenants of Lessee. Lessee represents and warrants to, and covenants with, Lessor on the date hereof and the date of each
Schedule that:   (a)  Lessee is and will remain a corporation, partnership or limited liability company, as applicable, duly organized and validly existing in good standing under the laws of the jurisdiction of its organization (as specified in the first sentence of this Master Lease), duly qualified to do business in each jurisdiction where any Equipment is, or is to be, located or the nature of the business transacted by Lessee makes such qualification necessary, except where the failure to be so qualified would not have a material adverse affect on the Lessee, the Lessee's ability to perform its obligations under the Lease Documents or the enforceability of any Lease Document, and has and will have full power and authority to hold property under lease and to enter into and perform its obligations hereunder and under each Lease.(b) Lessee has been fully authorized to execute and deliver this Master Lease and any related documents, and will be fully authorized to execute and deliver each Schedule and each of the documents, Riders, supplements and agreements related thereto (collectively with the Schedule, the "Lease Documents"), under an appropriate resolution or resolutions of its governing

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body and by any other appropriate official approval; all requirements have been met and all procedures have taken place in order to ensure the enforceability of this Master Lease and any related documents, and all procedures will be met and procedures will have occurred in order to ensure the enforceability of each Lease Document, against Lessee in accordance with their respective terms.
(c) This Master Lease and any related documents have been, and each Lease Document and each resulting Lease will be, duly authorized, executed and delivered by Lessee and this Master Lease and any related documents constitute, and each Lease Document and each resulting Lease will constitute, legal, valid and binding obligations of Lessee, enforceable against Lessee in accordance with their respective terms. (d) The execution, delivery and performance by Lessee of this Master Lease and any Lease Document do not violate any law or governmental rule, regulation, or order applicable to Lessee or any provision of Lessee's organizational documents, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract, or other instrument to which it is bound and do not result in the creation of any lien, charge, security interest or other charge on any Equipment other than the interest of Lessor under a Lease. (e) There is no action, suit, proceeding, claim, inquiry or investigation, at law or in equity, before or by any court, regulatory agency, public board or body pending or, to the best of Lessee's knowledge, threatened against or affecting Lessee, challenging
Lessee's authority to enter into this Master Lease or any Lease Document or any other action wherein an unfavorable ruling or finding would adversely affect the enforceability of this Master Lease or any Lease Document, or could reasonably be expected to have a material adverse effect on (i) the business, assets, operations, properties or condition (financial or otherwise), taken as a whole, of Lessee, (ii) the ability of Lessee to perform its obligations under a Lease or (iii) the validity or enforceability of this Master Lease or any Lease Document or the rights and remedies available to Lessor thereunder.
(f) No action, including any permits or consents, in respect of or by any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by Lessee of this Master Lease or any Lease Document or the use or operation of the Equipment, except such as have already been obtained. (g) As of the date of each Schedule, Lessee has accepted the related Equipment pursuant to a certificate of acceptance delivered to Lessor and in form and substance acceptable to Lessor
(a "Certificate of Acceptance") and such Equipment is and will remain personal property. (h) Each financial statement of Lessee or any guarantor of Lessee's obligations under a Lease (each a "Guarantor") available to the public or otherwise delivered to Lessor as of the date hereof and the date of each Schedule, was prepared in accordance with generally accepted accounting principles applied consistently with past periods, fairly present the financial condition of Lessee and each Guarantor, respectively, on the dates thereof and the results of their operations and cash flows, respectively, for the periods then ended, and since the date of the most recent of such financial statements, there has been no material adverse change in the business, properties or condition (financial or otherwise), taken as a whole, of Lessee or any Guarantor. (i) The Equipment will at all times be used for commercial or business purposes. (j) Lessee's location for purposes of Section 9-307 of the applicable UCC and its organizational identification number are as set forth below its signature hereto, and Lessee's residence for federal income tax purposes is at its address set forth below its signature hereto.
(k)  Lessee's correct legal name is as set forth on the execution page hereof.
(l) Each of the Lease Documents that purports to create a security interest creates a valid first priority lien on the related Equipment subject to no other lien, Lessee has authorized Lessor to file financing statements that are sufficient when filed to perfect such security interest, and when such financing statements are filed in the offices noted therein, Lessor will have a valid and perfected security interest in the Equipment, subject to no other lien. (m) Lessee has provided an accurate address of the real property where the Equipment will be located, and no other person other than Lessee and its vendor partner subtenants or subtenants of surplus property is in occupancy or possession of any portion of such real property. All of the Equipment is and, at all times during the related Term, will be located within the continental United States and shall not be located in Puerto Rico. (n) Lessee is in compliance with all laws, rules, regulations and orders of governmental authorities applicable to Lessee, the Equipment or Lessee's properties, except where the failure to be in such compliance would not have a material adverse affect on the Lessee, the Equipment or any of the Lessee's properties. (o) Lessee has paid or caused to be paid, and will pay, to the proper authorities when due all federal, state and local taxes required to be paid or withheld by it, and Lessee has filed all federal, state and local tax returns which are required to be filed by Lessee, except where the failure to pay such taxes or file such tax returns would not have a material adverse affect on the Lessee or the Equipment. (p) All factual information furnished, or to be furnished, by or on behalf of Lessee or any Guarantor in writing to Lessor in connection with any Lease is or will be, as applicable, true and correct in all material respects on the date as of which such information is dated or certified, and does not, or shall not, as applicable, omit to state any material fact necessary to make such information not misleading. (q) Neither Lessee nor any Guarantor is engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying "margin stock" (as provided in F.R.S. Board Regulation T, U or X or any regulations substituted therefor, as from time to time in effect), and none of the proceeds of any Lease will be used in any manner to enable or assist any person in, directly or indirectly, purchasing or carrying "margin stock." (r) Neither Lessee nor any Guarantor is an "investment company" or a "company controlled by an investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company," or a "subsidiary company" of a "holding company," or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended. (s) Lessee is solvent and will not be rendered insolvent by the Lease Documents or the transactions contemplated thereby and, after giving effect to such transactions, Lessee will not be left with an unreasonably small amount of capital with which to engage in its business, nor does Lessee intend to incur, or believe that it has incurred,

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debts beyond its ability to pay as they mature, and Lessee does not contemplate the commencement of insolvency, bankruptcy, liquidation or consolidation proceedings or the appointment of a receiver, liquidator, conservator, trustee or similar official in respect of Lessee or any of its assets, and Lessee is not entering into the transactions contemplated by the Lease Documents with any intent to hinder, delay or defraud any of Lessee's creditors. (t) No event has occurred or is reasonably expected to occur that, when taken together with all other such events, could reasonably be expected to result in liability pursuant to the Employee Retirement Income Security Act of 1974, as amended, or the regulations with respect thereto (or any similar statute or regulation) ("ERISA") in an amount that would result in a material adverse affect on the Lessee, the Lessee's ability to perform its obligations under the Lease
Documents or the enforceability of any Lease Document.   (u) All Equipment
owned by Pep Boys of Puerto Rico is and shall be located in Puerto Rico.



4. Disclaimer of Warranties; No Agency. Lessee acknowledges that Lessor is not the manufacturer of the Equipment, the manufacturer's agent or a dealer therein; the Equipment is of a size, design, capacity, description and manufacture selected by Lessee; Lessee is satisfied that the Equipment is suitable and fit for its purposes; and LESSOR HAS NOT MADE AND DOES NOT MAKE ANY WARRANTY OR REPRESENTATION WHATSOEVER, EITHER EXPRESS OR IMPLIED, AS TO THE FITNESS, CONDITION, MERCHANTABILITY, DESIGN OR OPERATION OF THE EQUIPMENT, ITS FITNESS FOR ANY PARTICULAR PURPOSE, THE QUALITY OR CAPACITY OF THE MATERIALS
IN THE EQUIPMENT OR WORKMANSHIP IN THE EQUIPMENT, LESSOR'S TITLE TO THE EQUIPMENT NOR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER; Lessor shall not be liable to Lessee for any loss, damage, or expense of any kind or nature caused, directly or indirectly, by the Equipment or the use or maintenance thereof or the failure or operation thereof, or the repair, service or adjustment thereof, or by any delay or failure to provide any such maintenance, repairs, service or adjustment, or by any interruption of service or loss of use thereof or for any loss of business howsoever caused. No defect or unfitness of the Equipment shall relieve Lessee of the obligation to pay any Rent or perform any other obligation under any Lease. Lessor shall have no obligation under a Lease in respect of the Equipment and shall have no obligation to ship, deliver, assemble, install, erect, test, adjust or service the Equipment. Lessor agrees that until an Event of Default (as defined in Section 15) has occurred, Lessor will permit Lessee, as Lessee's sole and exclusive remedy hereunder, to enforce in Lessee's own name and at Lessee's sole expense any Supplier's or manufacturer's warranty or agreement in respect of the Equipment to the extent that such warranty or agreement is assignable. Lessee acknowledges and agrees that none of the manufacturer, the Supplier or any salesman, representative or other agent of the manufacturer or the Supplier is an agent of Lessor. No salesman, representative or agent of the manufacturer or the Supplier is authorized to waive or alter any term or condition of any Lease, and no representation as to the Equipment or any other matter by the manufacturer or the Supplier shall in any way affect Lessee's duty to pay Rent and perform its other obligations as set forth in a Lease.

5. Exclusion of Consequential Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN ANY LEASE, LESSOR SHALL NOT, UNDER ANY CIRCUMSTANCES, BE LIABLE TO LESSEE OR ANY THIRD PARTY, FOR CONSEQUENTIAL, INCIDENTAL, SPECIAL OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO ANY TRANSACTION CONTEMPLATED UNDER ANY LEASE, WHETHER IN AN ACTION BASED ON CONTRACT, TORT (INCLUDING NEGLIGENCE OR STRICT LIABILITY) OR ANY OTHER LEGAL THEORY, INCLUDING, BUT NOT LIMITED TO, LOSS OF ANTICIPATED PROFITS OR BENEFITS OF USE OR LOSS OF BUSINESS, EVEN IF LESSOR IS APPRISED OF THE LIKELIHOOD OF SUCH DAMAGES OCCURRING.

6. Risk of Loss. As between Lessee and Lessor, Lessee hereby assumes and shall bear the entire risk of loss for theft, damage, destruction or other injury to or loss or loss of use of the Equipment from any and every cause whatsoever.
NO SUCH LOSS OR DAMAGE SHALL IMPAIR ANY OBLIGATION OF LESSEE UNDER ANY LEASE WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT. In the event of damage or loss to the Equipment (or any part thereof) and irrespective of payment from any insurance coverage maintained by Lessee, but subject to any application thereof as provided in Section 7, Lessee shall (a) place the Equipment in good repair, condition and working order; (b) replace the Equipment (or any part thereof) with like equipment of equal value (fair market value in a retail sale to an unrelated third party) and in good repair, condition and working order and transfer clear title to such replacement equipment to Lessor whereupon such replacement equipment shall be deemed the Equipment for all purposes; or (c) on the rental payment date next following the damage or loss, pay to Lessor the sum of (i) the Stipulated Loss Value (as defined below) for such Equipment as calculated by Lessor and (ii) any and all other amounts otherwise then due and owing under the related Lease or which otherwise will become due and owing irrespective of the fact that the Equipment has been damaged, destroyed, lost or stolen, including, without limitation, any additional taxes or other charges that may otherwise arise by reason of the damage, destruction, loss or theft of the Equipment. "Stipulated Loss Value" means the product of the Original Equipment Cost (as defined in the related Schedule) of the Equipment and the applicable percentage factor set forth in a Rider for the applicable rental payment date.

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7. Insurance.  Lessee shall obtain and maintain for the entire term of each
Lease, at its own expense (as primary insurance for Lessor and Lessee), property damage, business interruption and liability insurance and insurance against loss or damage to the Equipment, including, without limitation, coverage for loss by fire (including so-called extended coverage), theft, collision and such other risks of loss as are customarily insured against on property of a type similar to the Equipment and by businesses engaged in the business in which Lessee is engaged or as otherwise required by Lessor, in such amounts, in such form and with such insurers as shall be satisfactory to Lessor; provided, however, that, in any case, the amount of insurance against loss or damage to the Equipment shall be the greater of (a) the replacement value of the Equipment or (b) the Stipulated Loss Value for all Equipment as specified in the related Rider, and the amount of insurance for liability coverage shall be at least $5,000,000 total liability per occurrence unless otherwise specified in any Schedule. No insurance policy shall be subject to any co-insurance clause. All insurance covering loss or damage to the Equipment shall contain a breach of warranty clause satisfactory to Lessor. Each insurance policy shall name Lessee as an insured and Lessor as an additional insured and loss payee thereof as Lessor's interests may appear and shall contain a clause requiring the insurer to give Lessor at least 30 days prior written notice of any alteration or cancellation of such policy. Upon the request therefore from Lessor at any time, Lessee shall promptly furnish to Lessor a certificate of insurance or other evidence satisfactory to Lessor that such insurance coverage is in effect; provided, however, that Lessor shall be under no duty either to ascertain the existence of or to examine such insurance policy or to advise Lessee in the event such insurance coverage shall not comply with the requirements hereof. Lessee further agrees to give Lessor prompt notice of any damage to, or loss of, the Equipment, or any part thereof

8. Maintenance; Additions. Lessee shall, at its sole expense, maintain, preserve, protect and keep the Equipment in good repair, condition and working order and in compliance with all governmental laws, regulations, requirements, rules, manufacturer's instructions and warranty requirements and the conditions and requirements of all policies of insurance and shall ensure that the latest version of operating software is installed in the Equipment at all times. Lessee shall make necessary and proper repairs and furnish any and all parts, mechanisms and devices required to keep the Equipment in the condition required by the immediately preceding sentence, at the sole cost and expense of Lessee. Lessee, at its sole expense, shall enter into and maintain in force, for the entire Term with respect to the subject Equipment, any maintenance contracts required by the manufacturer, Supplier or any insurer of the Equipment, and shall provide to Lessor a copy of such contract and all supplements thereto.
If Lessee enters into such maintenance contract with a party other than the manufacturer of the Equipment, Lessee shall, at its sole expense, have the manufacturer recertify the Equipment at the expiration of the related Term, including any renewals or extensions thereof, and the Term shall continue upon the same terms and conditions until such recertification has been obtained. Lessee shall not attach or install anything in or on any Equipment that could impair the originally intended function or use of such Equipment unless Lessor has provided its prior written consent. Upon demand of Lessor, Lessee shall remove all additions, parts, supplies, upgrades, accessories and equipment furnished, attached or installed in, on or to any Equipment ("Additions") and shall repair all damage to the Equipment caused by such removal so as to restore such Equipment to the condition which existed prior to installation of such Additions and as required by this Master Lease. All Additions that are not readily removable shall become part of the Equipment subject to all terms and conditions of the related Lease and subject to the interest of Lessor.
Any Additions shall be made only in compliance with this Master Lease, the related Lease Documents and applicable law. Without the prior written consent of Lessor, Lessee shall not attach or install any Equipment to any real property such that it would become a part thereof. The Equipment is, and shall at all times be and remain, personal property notwithstanding that the Equipment or any part thereof may now be, or hereafter become, in any manner affixed or attached to, or imbedded in, or permanently resting upon, real property or any building thereon.

9. Taxes, Fees and Assessments. Lessee shall pay when due or reimburse Lessor, and on a net after-tax basis, shall indemnify and defend Lessor against, all fees, assessments and sales, use, property, excise and other taxes and governmental charges, including, without limitation, interest and penalties now and hereafter imposed by any federal, foreign, state or local governmental body or agency upon any Equipment, or the use thereof; provided, however, except as provided in Section 19, Lessee shall have no liability for any taxes based on the net income of Lessor. Lessee assumes the risk of liability arising from or pertaining to the delivery, installation, leasing, possession, operation, use, storage and return of such Equipment. Lessee agrees to file all tax returns and informational statements required by any federal, state and/or local
governmental agency and provide evidence of payment to Lessor.   All of
Lessor's rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of any Lease.

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10. Return of Equipment.  (a) At the expiration or earlier termination of any
Term in respect of Equipment, unless Lessee purchases the Equipment or renews the Lease in accordance with the terms of such Lease, Lessee shall, at Lessee's risk and expense, perform any testing and repairs required to place the units of Equipment in the same condition and appearance as when received by Lessee (reasonable wear and tear excepted) and in the condition required by the first sentence of Section 8, and all items of Equipment to be returned shall be the same model and serial numbers as those for the Equipment as of the Acceptance Date (as defined in the related Schedule), and no substitution of similar equipment shall be allowed. If required by Lessor, the units of Equipment shall be reinstalled, disassembled and crated by an authorized manufacturer's representative or such other service person as is reasonably satisfactory to Lessor. Lessee shall remove installed markings that are not necessary for the operation, maintenance or repair of the Equipment. All Equipment shall be cleaned, cosmetically acceptable, and in such condition as to be immediately installed into use in a similar environment for which the Equipment was originally intended to be used. All waste material and fluid must be removed from the Equipment and disposed of in accordance with then current waste disposal laws. Lessee shall return the units of Equipment to a location within the continental United States as Lessor shall direct. Lessee shall obtain and pay for a policy of transit insurance for the redelivery period in an amount equal to the replacement value of the Equipment. The transit insurance must name Lessor as the loss payee. Lessee shall pay for all costs to comply with this subsection (a).

(b) Until Lessee has fully complied with the requirements of subsection (a) above, Lessee's Rent payment obligations with respect to the subject Equipment and all other obligations under the related Lease with respect thereto shall continue from month to month notwithstanding any expiration or termination of the related Term. Lessor may terminate Lessee's right to use the Equipment under this subsection (b) upon 10 days notice to Lessee.

(c) Lessee shall provide to Lessor a detailed inventory of all components of the Equipment including model and serial numbers at least 90 days prior to the expiration or termination of the related Term. Lessee shall also provide an up-to-date copy of all other documentation pertaining to the Equipment, including but not limited to all service manuals, operating manuals and maintenance records upon expiration or termination of the related Term.

(d) Lessee shall make the Equipment available for on-site operational inspections by potential purchasers at least 120 days prior to and continuing up to the expiration or termination of the related Term. Lessor shall provide Lessee with reasonable notice prior to any inspection. Lessee shall provide personnel, power and other requirements necessary to demonstrate electrical, hydraulic and mechanical systems for each item of Equipment.

11. Affirmative and Negative Covenants. Lessee covenants and agrees as follows: (a) Lessee shall comply with all governmental laws, regulations, requirements, rules, except where the failure to be in such compliance would not have a material adverse affect on the Lessee or the Equipment; and, to the extent related to any Equipment or any Lease, with all manufacturer's instructions, warranty requirements and the conditions and requirements of all policies of insurance. (b) Lessee shall, upon the request of Lessor, mark and identify the Equipment with all information and in such manner as Lessor may request from time to time and replace promptly any such markings or identification which are removed, defaced or destroyed, and Lessee shall not permit the name of any person, association or corporation other than Lessor to be placed on the Equipment as a designation that might be interpreted as a claim of ownership or security interest. (c) Lessee shall at all reasonable times and intervals during business hours grant Lessor and any of its representatives (including outside auditors) free access to (i) enter upon the premises wherein the Equipment shall be located or used and permit Lessor to inspect the Equipment, and (ii) examine and audit its books and records (including computer records) relating to the Equipment and any Lease.
(d) Lessee shall maintain a system of accounts established and administered in accordance with generally accepted accounting principles and practices applied consistently with past practices. (e) Lessee shall not create, incur, assume or suffer to exist any mortgage, lien, pledge or other encumbrance or attachment of any kind whatsoever upon, affecting or with respect to the Equipment, this Master Lease or any Lease or any of Lessor's interests thereunder. (f) Lessee shall not make any changes or alterations in or to the Equipment except as necessary for compliance with Section 8 above. (g) Lessee shall possess and control each of the items of Equipment and shall not change the location of the Equipment or any part thereof from the address shown on the related Schedule without the prior written consent of Lessor, except to another Location (as defined in such Schedule) in accordance with such Schedule.
(h) Lessee agrees to comply with, and to cause each Guarantor (as defined below) to comply with, the financial covenants set forth in any Schedule.
(i)  Lessee shall deliver to Lessor each of the following:

(i) promptly but in no event later than 10 days after any tax or other lien shall attach to any Equipment, notice of the full particulars of the tax or lien,

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(ii)  with respect to itself and each guarantor of obligations under a Lease
(each, a "Guarantor"), (a) as soon as practicable, and in any event within 45 days after the end of each fiscal quarter (other than the last fiscal quarter), unaudited financial statements including in each instance, balance sheets, income statements, and statements of cash flow, on a consolidated and consolidating basis, as appropriate, and separate profit and loss statements as of and for the quarterly period then ended and for the fiscal year to date, prepared in accordance with GAAP, and certified by Lessee's chief financial officer or such Guarantor's chief financial officer, as applicable, to be true and correct, (b) as soon as practicable, and in any event within 90 days after the end of each fiscal year, annual audited financial statements, including balance sheets, income statements and statements of cash flow for the fiscal year then ended, on a consolidated and consolidating basis, as appropriate, which have been prepared by the independent accountants of Lessee or such Guarantor, as applicable, in accordance with GAAP, and (c) as soon as practicable, any certifications required by the Securities and Exchange Commission of the United States or by securities laws applicable to Lessee and each Guarantor concerning financial statements of Lessee or the Guarantor, as applicable. Such audited financial statements shall be accompanied by the independent accountant's opinion, which opinion shall be in form generally
recognized as "unqualified."   Lessee shall be deemed to have complied with the
foregoing requirements with respect to Lessee and/or any Guarantor, as applicable, if such entity files Forms 10-K and 10-Q with the Securities and Exchange Commission that are publicly available within the time frames set forth above. Lessee shall cause each Guarantor to deliver such financial information as Lender shall require from time to time.

(iii) promptly, but in no event later than 15 days after the occurrence thereof, notice of any lost or damage to the Equipment (where the estimated repairs costs would exceed the greater of 5% of the Original Equipment Cost or $100,000) or any accident involving the Equipment causing personal injury or property damage, and

(iv) promptly but in no event later than three (3) business days after the occurrence thereof, notice of any Event of Default or any event which with lapse of time or notice, or both, might become an Event of Default hereunder (a "Default") and a statement of Lessee setting forth reasonably detailed information regarding such Default or Event of Default and the actions that Lessee has taken or proposes to take with respect thereto.

12. Lessee's Identity, Address and Location. Lessee shall not change its name, address, organizational identification number, if any, or location for purposes of Section 9-307 of the applicable UCC from that set forth below its signature hereto, unless it shall have given Lessor or its assigns no less than 30 days' prior written notice.

13. No Assignment or Sublease by Lessee. LESSEE SHALL NOT ASSIGN, SELL, TRANSFER, ENCUMBER OR IN ANY WAY DISPOSE OF ALL OR ANY PART OF ITS RIGHTS OR OBLIGATIONS UNDER THIS MASTER LEASE OR ANY LEASE OR ANY OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR, AND LESSEE SHALL NOT ENTER INTO ANY SUBLEASE OF ALL OR ANY PART OF THE EQUIPMENT WITHOUT THE PRIOR WRITTEN CONSENT OF LESSOR.

14. Quiet Enjoyment. So long as no Event of Default shall have occurred, Lessee shall be entitled to possession and use of the Equipment for the Term with respect thereto in its lawful business in accordance with the provisions of the Lease.

15. Events of Default. Each of the following events or occurrences shall constitute an "Event of Default" hereunder and under a Lease: (a) Lessee fails to pay any installment of Rent or other payment required hereunder or under any Lease Document when due and payable, by acceleration or otherwise, and such failure continues for a period of 10 calendar days; (b) any representation or warranty of Lessee made in any Lease Document or any other writing or certificate furnished by or on behalf of Lessee pursuant to any Lease Document is or shall be incorrect or incomplete when made in any material respect; (c) Lessee fails to perform any of its obligations under
Section 6, 7, 11(e), 11(i), 12 or 13; (d) Lessee fails to perform or observe any other covenant, condition or agreement to be performed or observed by it hereunder or under any Lease Document, and such failure or breach shall continue unremedied for a period of 30 days after Lessee becomes aware of such failure or breach or has received notice by Lessor thereof; (e) any person or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) acquires, after the date of this Master Lease, of the beneficial ownership directly or indirectly, of 50% or more of the voting power of the total outstanding stock or other ownership interests of Lessee or the Guarantor (a "change of control") or there is any merger, consolidation, dissolution, liquidation, winding up or sale or other transfer of all substantially all of the assets of Lessee or any Guarantor pursuant to which there is a change of control or cessation of Lessee or any Guarantor or their business, (f) Lessee or any Guarantor shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or Lessee or any Guarantor shall apply for or consent to the appointment of any receiver, trustee or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of Lessee or any Guarantor; or Lessee or any such guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against Lessee or any Guarantor; or any Guarantor that is a natural person shall die or become disabled; (g) any Guarantor shall fail to perform or repudiate any of its obligations under any guaranty of the obligations of Lessee; (h) the occurrence of a default or an event of default (however defined) under that certain Amended and Restated Loan and Security Agreement dated August 1, 2003 by and among Lessee, Congress Financial Corporation, as agent, and the other parties thereto, as amended or supplemented, or under any replacement thereof; (i) the occurrence of a default or an event of default (however defined) under any instrument, agreement or other document between or among Lessee or any Guarantor and Lessor or any of its affiliates; (j) the occurrence of a default or an event of default (however defined) under any instrument, agreement or other document evidencing or relating to, and the acceleration of, any indebtedness or other monetary obligation of Lessee or any Guarantor having a principal amount, in the aggregate, in excess of $5,000,000; (k) any judgment or order for the payment of money (not paid or fully covered by insurance and as to which the relevant insurance company has acknowledged coverage), or any liability of Lessee or any Guaranty pursuant to ERISA, in excess of $5,000,000 shall be rendered against Lessee or any Guarantor; (l) any Lease Document or any lien granted thereunder shall (except in accordance with its terms), in whole or in part, terminate, cease to be effective or cease to be the legally valid, binding and enforceable obligation of Lessee; Lessee, Guarantor or any other party shall, directly or indirectly, contest in any manner the effectiveness, validity, binding nature or enforceability of any Lease Document or any guaranty or any lien granted thereunder; or any lien securing (or required to secure) any of Lessee's obligations shall, in whole or in part, cease to be a first priority perfected lien; (m) the occurrence of a material adverse change in the financial condition, assets, operations or business prospects, taken as a whole, of Lessee or any Guarantor; or (n) the occurrence of any other event constituting an "Event of Default" as described in any Lease Document.

16. Remedies. Following the occurrence of any Event of Default, Lessor may, with or without cancelling any or all Leases held by such Lessor, in its sole discretion, do any one or more of the following: (a) upon written notice to Lessee, cancel this Master Lease and any or all Leases held by such Lessor;
(b) upon written notice to Lessee, declare immediately due and payable all sums due and to become due under any or all Leases held by such Lessor for the full Term respecting the Equipment subject to such Leases (including any renewal or purchase options which Lessee has contracted to pay); (c) with or without terminating any or all Leases held by such Lessor, recover the Stipulated Loss Value for all Equipment as of the payment date immediately preceding Lessee's date of default plus interest on such Stipulated Loss Value at a rate equal to the lesser of (i) 18% per annum and (ii) the highest rate permitted by applicable law (the "Default Rate") until paid and all commercially reasonable costs and expenses incurred by Lessor in the repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment, including attorneys' fees and costs incurred in connection therewith or otherwise resulting from or in connection with Lessee's default plus any indemnity amounts, if then determinable, plus interest at the Default Rate; (d) with or without notice to Lessee, repossess the Equipment wherever found, with or without legal process, and for this purpose Lessor and/or its agents may enter upon any premises of or under the control or jurisdiction of Lessee or any agent of Lessee, without liability for suit, action or other proceeding by Lessee (any damages occasioned by such repossession being hereby expressly waived by Lessee) and remove the Equipment therefrom, and Lessee further agrees on demand, to assemble the Equipment and make it available to Lessor at a place to be designated by Lessor; (e) require Lessee to assemble the Equipment at a location within the continental United States as Lessor shall direct, which assembly shall be in accordance with Section 10; (f) re-lease, sell or otherwise dispose of any or all of the Equipment, whether or not in Lessor's possession, at a public or private sale on such terms and notice as Lessor shall deem reasonable (such sale may, at Lessor's sole option, be conducted at Lessee's premises), and recover from Lessee damages, not as a penalty, but herein liquidated for all purposes and in an amount equal to the excess, if any, of (i) the sum of (A) the aggregate Stipulated Loss Value for all Equipment; (B) all costs and expenses incurred by Lessor in any repossession, recovery, storage, repair, sale, re-lease or other disposition of the Equipment, including attorneys' fees and costs incurred in connection with or otherwise resulting from Lessee's default and (C) any indemnity amounts, if then determinable, plus interest at the Default Rate over (ii) the amount received by Lessor upon such public or private sale or re-lease of such items of Equipment, if any or (g) exercise any other right or remedy which may be available to it under the applicable UCC or any other applicable law.

The foregoing remedies are cumulative, and any or all thereof may be exercised instead of or in addition to each other or any other remedies at law or in equity until Lessee's obligations to Lessor under this Master Lease and the Lease Documents are indefeasibly satisfied in full. Lessee waives notice of sale or other disposition (and the time and place thereof), and the manner and place of advertising. Lessee shall pay Lessor's actual attorney's fees incurred in connection with the enforcement, assertion, defense or preservation of Lessor's rights and remedies under this Master Lease or a Lease or if prohibited by law, such lesser amount as may be permitted.

No waiver of any Default or any Event of Default shall be effective unless in writing and executed by Lessor. Waiver of any Default or any Event of Default shall not be deemed a waiver of any other or subsequent Default or Event of Default.

A cancellation of a Lease shall occur only upon written notice by Lessor and only as to such Lease as Lessor specifically elects to cancel and all other Leases not included in any such notice of cancellation shall continue in full force and effect.

17. Security; Filings. In order to secure all of Lessee's obligations (both now existing and hereinafter arising) under any Lease Document, Lessee hereby grants to Lessor a first priority security interest in the Equipment, including all accessories, attachments, parts, repairs, additions, upgrades and accessions thereto and all replacements and substitutions therefor, together with (a) all general intangibles relating to the foregoing property, (b) all documents relating to the foregoing property, (c) any cash or cash equivalent deposits made by Lessee to Lessor comprising a security deposit, (d) all accounts, chattel paper and general intangibles arising out of the sale, transfer or other disposition of any of the foregoing property, (e) all of Lessee's rights to receive the return of any premiums for, or proceeds of, any insurance, condemnation award, indemnity, warranty or guaranty with respect to any of the foregoing property and (f) all products and proceeds of any of the
foregoing property.   If any Lease is deemed at any time to be one intended as
security, Lessee agrees that the Equipment shall secure, in addition to the indebtedness set forth in such Lease, indebtedness at any time owing by Lessee to Lessor or its affiliates.

Lessor is authorized to file one or more UCC financing statements, precautionary or otherwise, as appropriate, disclosing Lessor's interest in the Equipment, a Lease and the sums due under a Lease, without the signature of Lessee or signed by Lessor as attorney-in-fact for Lessee. Lessee hereby appoints Lessor (and any of Lessor's officers, employees, or agents designated by Lessor) as Lessee's attorney, coupled with an interest, to do all things necessary to carry out this paragraph. Lessee hereby waives any right that Lessee may have to file with the applicable filing officer, and agrees that it shall not file or authorize the filing of, any financing statement, amendment, termination or other record pertaining to the Equipment and/or Lessor's interest therein, except as authorized by Lessor in writing. Lessee shall pay all costs of filing any financing, continuation or termination statements with respect to a Lease and the Equipment, including, without limitation, any intangibles tax and/or documentary stamp taxes relating thereto. Lessee shall do whatever may be necessary to have a statement of the interest of Lessor in the Equipment noted on any certificate of title relating to the Equipment and shall deliver said certificate to Lessor.

18. Lessor's Fees and Expenses; Indemnity. Lessee shall reimburse Lessor for all charges, costs, expenses and attorneys' fees and expenses, incurred by Lessor in connection with (a) defending or protecting its interests in the Equipment (b) the execution, delivery, administration, amendment or enforcement of this Master Lease or any Lease or the collection of any installment of Rent under a Lease and (c) any lawsuit or other legal proceeding to which this Master Lease or any Lease or any Equipment is related, including, without limitation, actions in tort. Lessee shall indemnify and hold Lessor and its affiliates and its and their respective officers, directors, employees and agents (individually and collective, the "Indemnified Parties") harmless from and against all claims, losses, liabilities (including negligence, tort and strict liability), damages, judgments, suits and all legal proceedings and any and all costs and expenses in connection therewith (including attorneys' fees and expenses) that in any way relate to or arise out of any of this Master Lease, any Lease Document, the transactions contemplated thereby or the Equipment, including, without limitation, (i) the selection, manufacture, purchase, financing, acceptance or rejection of the Equipment, (ii) the ownership of the Equipment, (iii) the delivery, nondelivery, installation, lease, possession, maintenance, use, condition, repair, return, operation or disposition of the Equipment, (iv) the condition of the Equipment sold or otherwise disposed of after possession by Lessee, (v) any patent, copyright or trademark infringement, (vi) any act or omission on the part of Lessee, any Guarantor or any of its or their officers, employees, agents, contractors, lessees, licensees or invitees, (vii) any misrepresentation or inaccuracy in any representation or warranty of Lessee or any Guarantor, or a breach of Lessee or any Guarantor of any of its covenants or obligations under any of the Lease Document or any guaranty, (viii) any claim, loss, cost or expense involving alleged damage to the environment relating to the Equipment, including, without limitation, investigation, removal, cleanup and remedial costs, (ix) any personal injury, wrongful death or property damage arising under any statutory or common law or tort law theory, including, without limitation, damages assessed for the maintenance of a private or public nuisance or for the conducting of an abnormally dangerous activity on or near the Equipment, (x) any past, present or threatened injury to, or destruction of, the Equipment, including, without limitation, costs to investigate and assess such injury or damage, (xi) any administrative process or proceeding or judicial or other similar proceeding (including, without limitation, any alternative dispute resolution process and any bankruptcy proceeding) in any way connected with any matter addressed in any of the Lease Documents or (xii) any latent or other defects in the Equipment whether or not discoverable by Lessor. Lessee agrees to give Lessor prompt notice of any such claim or liability. All the rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of any Lease.

19. Income Tax Indemnity.  Except as otherwise provided in a Schedule:

(a) Lessee represents, warrants and agrees that: (i) Lessor is the owner of the Equipment for state law and federal income tax purposes, (ii) Lessor intends to take depreciation deductions ("Depreciation Deductions") with respect to the Equipment in accordance with Section 168 of the Internal Revenue Code of 1986, as amended and (iii) the Equipment leased under the Lease shall qualify for all Depreciation Deductions in the hands of Lessor and at no time during the Term respecting Equipment shall Lessee take or omit to take, nor shall it permit any sublessee or assignee to take or omit to take, any action (whether or not such act or omission is otherwise permitted by Lessor or by the Lease), which shall result in the disqualification of any Equipment for, or recapture of, all or any portion of such Depreciation Deductions.

(b) If for any reason whatsoever, including, without limitation, any act or omission of Lessee or any breach of any representation, warranty or covenant of Lessee contained in this Master Lease or any Lease Document, (i) independent tax counsel to Lessor shall determine that Lessor is not entitled to claim on its Federal income tax return all or any portion of the Depreciation Deductions with respect to any Equipment, (ii) any Depreciation Deduction claimed on the Federal or state income tax return of Lessor is disallowed or adjusted by the Internal Revenue Service or (iii) any Depreciation Deduction is recalculated or recaptured (any determination, disallowance, adjustment, recalculation or recapture being a "Loss"), then Lessee shall pay to Lessor, as an indemnity and as additional rent, an amount that, after deduction of all Federal, state and local taxes required to be paid by Lessor in respect of the receipt of such payment, shall provide Lessor with not less than the same net after-tax return that Lessor would have realized if such Loss had not occurred, including, without limitation, any interest and penalties payable by Lessor attributable
to such Loss.   In computing Lessee's liability under this Section, the
Federal, state and local taxes payable by Lessor shall be based upon the highest marginal corporate tax rate in effect for the taxable year in which the Loss occurred.

(c) Lessee shall pay to Lessor the indemnity payment described in subsection
(b) of this Section within 30 days of written notice to Lessee by Lessor of the occurrence of a Loss. For these purposes, a Loss shall occur upon the earliest of: (i) the happening of any event (such as disposition or change in use of any item of the Equipment) which would cause such Loss, (ii) the payment by Lessor to the Internal Revenue Service or state taxing authority of the tax increase (including an increase in estimated taxes) resulting from such Loss;
(iii) the date on which the Loss is realized by Lessor or (iv) the adjustment of the tax return of Lessor to reflect such Loss.

(d) All references to Lessor in this Section shall include Lessor and the consolidated taxpayer group of which Lessor is a member. All of Lessor's rights, privileges and indemnities contained in this Section shall survive the expiration or other termination of any Lease. The rights, privileges and indemnities contained herein are expressly made for the benefit of, and shall be enforceable by Lessor, its successors and assigns.

20. Waivers. To the extent permitted by applicable law, Lessee hereby waives any and all rights and remedies conferred upon a Lessee by Sections 2A-508 through 2A-522 of the UCC, including, without limitation, Lessee's rights to
(a) cancel any Lease; (b) repudiate any Lease; (c) reject any Equipment;
(d) revoke acceptance of any Equipment; (e) recover damages from Lessor for any breaches of warranty or for any other reason; (f) a security interest in the Equipment in Lessee's possession or control for any reason; (g) deduct from Rent owed all or any part of any claimed damages resulting from Lessor's default, if any, under any Lease; (h) accept partial delivery of the Equipment;
(i) "cover" by making any purchase or lease of or contract to purchase or lease Equipment in substitution for those due from Lessor; (j) recover any general, special, incidental or consequential damages for any reason whatsoever; and (k) specific performance, replevin, detinue, sequestration, claim and delivery or the like for any Equipment identified in any Lease. To the extent permitted by applicable law, Lessee also hereby waives any rights now or hereafter conferred by statute or otherwise which may require Lessor to sell, lease or otherwise use any Equipment in mitigation of Lessor's damages as set forth in Section 16 or which may otherwise limit or modify any of Lessor's rights or remedies under Section 16.

21. Performance by Lessor; Further Assurances. If Lessee fails to perform or comply with any provisions contained herein or in a Lease, Lessor may perform or comply with such provisions, and the amount of any payments and expenses of Lessor incurred in connection with such performance or compliance (including attorneys' fees and expenses), together with interest thereon at the Default Rate, shall be deemed additional Rent payable by Lessee upon demand. Lessee shall cooperate with Lessor for the purpose of protecting the interests of Lessor in the Equipment, a Lease and the sums due under a Lease. Lessee hereby appoints Lessor (and any of Lessor's officers, employees, or agents designated by Lessor) as Lessee's attorney, coupled with an interest, to do all things necessary to carry out this Section. Lessee shall execute and deliver to Lessor upon request such other instruments and assurances as Lessor deems necessary or advisable for the implementation, effectuation, confirmation or perfection of a Lease and any rights of Lessor thereunder.

22. Notices. All notices, certificates, requests, demands and other communications provided for under a Lease shall be in writing and shall be (a) personally delivered or (b) sent by overnight courier of national reputation, and shall be deemed to have been given on (i) the date received if personally delivered and (ii) the next business day if sent by overnight courier. All communications shall be addressed to the party to whom notice is being given at its address set forth below its signature hereto, or such other address as such party may designate in writing to the other party. If notice to Lessee of any intended disposition of the Equipment or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in this Section) at least 10 calendar days prior to the date of intended disposition or other action.

23. Absolute and Unconditional. Lessee hereby agrees that Lessee's obligation to pay all Rent and any other amounts owing under a Lease shall be absolute and unconditional, even if the Equipment is damaged or destroyed, if it is defective or if Lessee no longer can use it. Lessee is not entitled to reduce, or set-off against, Rent or other amounts due to Lessor or to anyone to whom Lessor assigns this Master Lease or any Lease whether Lessee's claim arises out of this Master Lease, any Lease, any statement by Lessor, Lessor's liability or any manufacturer's liability, strict liability, negligence or otherwise.

24. Governing Law. THIS MASTER LEASE AND EACH LEASE SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

25. Waiver of Jury Trial. LESSOR AND LESSEE HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS MASTER LEASE OR ANY LEASE, ANY DEALINGS BETWEEN LESSOR AND LESSEE RELATING TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED BY THIS MASTER LEASE OR ANY LEASE, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN LESSOR AND LESSEE. LESSEE ACKNOWLEDGES AND AGREES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR LESSOR'S ENTERING INTO THIS MASTER LEASE AND EACH LEASE. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS MASTER LEASE, ANY LEASE OR ANY OTHER LEASE DOCUMENT RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS MASTER LEASE OR A LEASE. IN THE EVENT OF LITIGATION, THIS MASTER LEASE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

26. Forum Selection and Consent to Jurisdiction. LESSEE AND LESSOR HEREBY IRREVOCABLY SUBMIT TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK LOCATED IN THE CITY AND COUNTY OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST IT AND TO OR IN CONNECTION WITH THIS MASTER LEASE OR ANY LEASE OR THE TRANSACTIONS CONTEMPLATED THEREUNDER OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST THE EQUIPMENT MAY BE BROUGHT, AT LESSOR'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH EQUIPMENT MAY BE FOUND. LESSEE HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. LESSEE FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. LESSEE HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT LESSEE HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, LESSEE HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS MASTER LEASE AND ANY LEASE. ANY ACTION BY LESSEE AGAINST LESSOR FOR ANY CAUSE OF ACTION IN CONNECTION WITH THIS MASTER LEASE OR ANY LEASE DOCUMENT OR THE RESULTING LEASE SHALL BE BROUGHT WITHIN ONE YEAR AFTER ANY SUCH CAUSE OF ACTION FIRST OCCURS.

27. Assignment by Lessor. Lessor may assign or transfer this Master Lease and/or a Lease and/or Lessor's interest in the Equipment without the consent of, or notice to, Lessee. Any assignee of Lessor shall have all of the rights, but none of the obligations, of Lessor under this Master Lease and/or such assigned Lease, as applicable, and Lessee agrees that it will not assert against any assignee of Lessor any defense, counterclaim or offset that Lessee may have against Lessor and that upon notice of such assignment or transfer, it shall pay all Rent and other sums due under such assigned Lease to such assignee or transferee. Lessee also agrees to confirm in writing the receipt of the notice of assignment and such other matters as may be requested by any assignee. In the event Lessor assigns a Lease, the term "Equipment" as used herein or in any Lease Document with respect to such assignee shall mean only the Equipment described on the Schedules held by such assignee, the term " Lessor" as used herein or in any Lease Document with respect to such assignee shall mean only the assignee and the term "Lease" as used herein or in any Lease Document with respect to such assignee shall mean only the Lease(s) (as defined in Section 1 above) held by such assignee. Lessee acknowledges and agrees that any assignment or transfer by Lessor shall not materially change Lessee's duties or obligations under this Master Lease or any Lease nor materially increase the burdens or risks imposed on Lessee.

28. Miscellaneous. Lessor's failure at any time to require strict performance by Lessee of any of the provisions hereof shall not waive or diminish Lessor's right thereafter to demand strict compliance therewith or with any other provision. Time is of the essence with respect to the obligations of Lessee under this Master Lease and each Lease. It is the intention of the parties hereto to comply with any applicable usury laws; accordingly, it is agreed that, notwithstanding any provisions to the contrary in this Master Lease or any Lease, in no event shall this Master Lease or any Lease require the payment or permit the collection of interest or any amount in the nature of interest or fees in excess of the maximum permitted by applicable law. Any provision of this Master Lease or a Lease which is unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The captions in this Master Lease are for convenience only and shall not define or limit any of the terms hereof. All representations, warranties, covenants and indemnities of Lessee made or agreed to in this Master Lease, any Lease and any certificates delivered in connection herewith or therewith shall survive the expiration, termination or cancellation of a Lease for any reason. This Master Lease, together with the Schedules, Riders and supplements related thereto executed and delivered by Lessor and Lessee, constitute the entire understanding and agreement between Lessor and Lessee and there is no understanding or agreement, oral or written, which is not set forth therein. This Master Lease may not be amended except by a writing signed by Lessor and Lessee and shall be binding upon and inure to the benefit of the parties
hereto, their permitted successors and assigns.   This Master Lease and any
Schedule may be executed in several counterparts, each of which shall be an original and all of which shall constitute one and the same document, and any of the parties hereto may execute this Master Lease or a Schedule by signing any such counterpart; provided, however, to the extent that any Schedule would constitute chattel paper, as such term is defined in the UCC as in effect in any applicable jurisdiction, no security interest therein may be created through the transfer or possession of this Master Lease in and of itself without the transfer or possession of the original of such Schedule, and no security interest in a Schedule may be created by the transfer or possession of any counterpart of such Schedule other than the original thereof, which shall be identified as the document marked "Original No. 1 of 2."


      [REMAINDER OF PAGE INTENTIONALLY BLANK; EXECUTION PAGE FOLLOWS.]

IN WITNESS WHEREOF, the parties hereto have caused this Master Lease Agreement to be executed in their respective corporate names by their duly authorized officers, all as of the date first written above.

LESSEE:

                           /S/ THE PEP BOYS-MANNY, MOE & JACK
                           /S/THE PEP BOYS MANNY MOE & JACK OF CALIFORNIA /S/PEP BOYS - MANNY, MOE & JACK OF DELAWARE, INC. /S/PEP BOYS - MANNY, MOE & JACK OF PUERTO RICO, INC.


LESSOR:

                           /S/RBS LOMBARD, INC.